Exhibit 10.2

Execution Version

STANDSTILL AND VOTING AGREEMENT

BY AND BETWEEN

CARRIZO OIL & GAS, INC.

AND

THE GSO FUNDS

STANDSTILL AND VOTING AGREEMENT

This STANDSTILL AND VOTING AGREEMENT (this “Agreement”) is made and entered into as of August 10, 2017, by and between (a) Carrizo Oil & Gas, Inc., a Texas corporation (the “Company”), and (b) the funds specified on the signature pages hereof (collectively, the “GSO Funds” and individually, a “GSO Fund”). Capitalized terms used but not defined herein shall have the meanings assigned to such terms in Article I.

RECITALS:

WHEREAS, pursuant to the Preferred Stock Purchase Agreement, dated June 28, 2017 (the “SPA”), among the Company and the GSO Funds, among other things, at the ExL Closing, the GSO Funds have agreed to purchase from the Company the Preferred Stock and the Warrants in accordance with Section 2.01 of the SPA, subject to the terms and conditions set forth in the SPA and subject to the terms of this Agreement;

WHEREAS, at the ExL Closing, the Warrants were issued to the GSO Funds pursuant to the Warrant Agreement;

WHEREAS, the parties hereto believe that it is desirable to establish certain provisions with respect to the Voting Securities that are currently held, or may be acquired, by the GSO Funds; and

WHEREAS, the Board of Directors of the Company has approved this Agreement upon the terms and subject to the conditions contained herein;

NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by each party hereto, the parties hereby agree as follows:

ARTICLE I

DEFINITIONS

Section 1.1 Definitions. Capitalized terms used herein without definition shall have the meanings set forth below:

“Acquisition Agreement” shall have the meaning assigned to such term in the SPA.

“Affiliate” shall have the meaning ascribed to it, on the date hereof, in Rule 405 under the Securities Act. For purposes of this Agreement, (i) the Non-Credit Business Blackstone Entities shall not be considered or otherwise deemed to be an “Affiliate” of a GSO Fund or its Affiliates that are part of the credit-related businesses of The Blackstone Group L.P. unless any GSO Fund or its Affiliates transfers any Preferred Stock, Warrants or Voting Securities to a Non-Credit Business Blackstone Entity, in which case such Non-Credit Business Blackstone Entity will be deemed to be an “Affiliate” of the GSO Funds hereunder, and (ii) any fund or account managed, advised or sub-advised by or Controlled by GSO or its Affiliates within the credit-related businesses of The Blackstone Group L.P. shall constitute an Affiliate of the Purchasers.

“Agreement” has the meaning specified therefor in the introductory paragraph.

“Bankruptcy” means, with respect to any Person, the occurrence of any of the following events, conditions or circumstances: (i) such Person shall file a voluntary petition for relief under chapter 7 or 11 of Title 11 of the United States Bankruptcy Code, as amended (the “Bankruptcy Code”)’ (ii)(a) an involuntary petition for relief under chapter 7 or 11 of the Bankruptcy Code shall be filed against such Person, (b) an order for relief granting such involuntary petition is entered against such Person by the bankruptcy court and (c) such order for relief shall remain unvacated and unstayed, or the bankruptcy case is not dismissed for an aggregate of 90 days (whether or not consecutive) from the date of entry thereof; or (iii) such Person shall make a general assignment for the benefit of creditors.

“Beneficially Own” has the meaning assigned to such term in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that in calculating the beneficial ownership of any particular “person” (as that term is used in Section 13(d)(3) of the Exchange Act), such “person” will be deemed to have beneficial ownership of all securities that such “person” has the right to acquire by conversion or exercise of other securities, whether such right is currently exercisable or is exercisable only after the passage of time. For purposes of this Agreement, none of the GSO Funds or their Affiliates or any fund or account managed, advised or sub-advised by or Controlled by GSO or its Affiliates shall, solely as a result of the direct or indirect ownership of GSO by the Non-Credit Business Blackstone Entities, constitute or be deemed to “Beneficially Own” any Common Stock or Voting Securities that is Beneficially Owned by Non-Credit Business Blackstone Entities to the extent they are not deemed to be Affiliates of a GSO Fund. Notwithstanding anything to the contrary contained herein, any holder of the Warrants shall be deemed to Beneficially Own the Common Stock issuable upon exercise of the Warrants notwithstanding the provisions of NASDAQ Rule 5635(d), anything to the contrary in the Statement of Resolutions or anything to the contrary in the Warrant Agreement.

“Beneficial Ownership” has a correlative meaning to Beneficially Own.

“Board” means the Board of Directors or similar governing body of any member of the Company Group, as applicable.

“Change of Control” has the meaning assigned to such term in the Statement of Resolutions.

“Common Stock” means the common stock, par value $0.01 per share, of the Company, and any class or classes of stock resulting from any reclassification or reclassifications thereof and which have no preference in respect of dividends or of amounts payable in the event of any liquidation, dissolution or winding up of the Company.

“Company” has the meaning specified therefor in the introductory paragraph of this Agreement and includes any successor thereto.

“Company Group” means the Company and its Subsidiaries.

“Confidentiality Agreement” has the meaning assigned to such term in the SPA.

“Control” mean the possession, directly or indirectly, of the power to direct, or cause the direction of, the management and policies of a Person whether through the ownership of voting securities, by contract or otherwise. The terms “Controlled” and “Controlling” shall have correlative meanings

“Dividend Trigger Event” has the meaning assigned to such term in the Statement of Resolutions.

“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.

“ExL Closing” means the closing of the transactions contemplated by the Acquisition Agreement.

“GSO” means GSO Capital Partners LP.

“GSO Fund” or “GSO Funds” has the meaning assigned to such term in the preamble of this Agreement.

“Issue Date” has the meaning assigned to such term in the Statement of Resolutions.

“Non-Credit Business Blackstone Entities” means The Blackstone Group, L.P. and all private equity funds, portfolio companies, parallel investment entities, and alternative investment entities owned, managed, or Controlled by The Blackstone Group, L.P., or its Affiliates (or any Person Controlling any such Persons) that are not part of the credit-related businesses of The Blackstone Group L.P.

“Person” means any individual, corporation, company, voluntary association, partnership, joint venture, trust, limited liability company, unincorporated organization, government or any agency, instrumentality or political subdivision thereof or any other form of entity.

“Preferred Stock” means the 8.875% Redeemable Preferred Stock of the Company.

“SEC” means the U.S. Securities and Exchange Commission (or any successor agency).

“Securities” means (i) the warrant to purchase shares of Common Stock issued pursuant to the Warrant Agreement, (ii) the Preferred Stock and (iii) the Underlying Shares.

“Securities Act” means the U.S. Securities Act of 1933, as amended and the rules and regulations of the SEC promulgated thereunder.

“SPA” has the meaning specified therefor in the recitals of this Agreement.

“Standstill Termination Date” means the earliest of:

(i) the date on which the GSO Funds and their respective Affiliates Beneficially Own less than (x) 10% of the Preferred Stock issued on the Issue Date and (y) 4% of the then-outstanding Common Stock;

(ii) the date that is seven years and six months after the Issue Date;

(iii) the date that is six months following the occurrence of a Dividend Trigger Event that has not been cured;

(iv) a Change of Control of the Company in which (x) the GSO Funds and their respective Affiliates receive a Substantially Equivalent Security or (y) the Preferred Stock has not been timely and fully redeemed when required in accordance with Section 8 of the Statement of Resolutions; and

(v) the occurrence of a Bankruptcy of the Company.

“Statement of Resolutions” means the Statement of Resolutions of the Company establishing the Preferred Stock.

“Substantially Equivalent Security” has the meaning assigned to such term in the Statement of Resolutions.

“Transaction Documents” has the meaning assigned to such term in the SPA.

“Underlying Shares” has the meaning assigned to such term in the SPA.

“Voting Securities” means, together, (1) the Common Stock and (2) any shares of any class of capital stock or other equity interest (or other security or interest) of any member of the Company Group, other than the Common Stock, that are entitled to vote generally in the election of members of the Board. For the avoidance of doubt, the Preferred Stock shall not be a “Voting Security” for purposes of this Agreement.

“Warrant Agreement” has the meaning assigned to such term in the SPA.

“Warrants” has the meaning assigned to such term in the SPA.

ARTICLE II

STANDSTILL; VOTING

Section 2.1 Standstill. During the period commencing on the date hereof and ending on the Standstill Termination Date, without the prior consent of the Company, each of the GSO Funds agrees that none of it, GSO, nor any of their Affiliates, shall, directly or indirectly:

(a) effect or seek, offer or propose to effect:

(i) any acquisition (or proposal or agreement to acquire), of record or beneficially, by purchase or otherwise, of any of the Common Stock, or rights or options to acquire interests in any of the Common Stock (or any other beneficial ownership thereof) of the Company (other than the acquisition of Underlying Shares by any of the GSO Funds pursuant to (x) the express terms of the Statement of Resolutions to satisfy dividends or distributions or upon redemption settled in Common Stock or (y) the exercise of any Warrant);

(ii) any business combination, merger, tender offer, similar transaction, acquisition of all or substantially all of the assets of the Company or other extraordinary transaction involving any member of the Company Group;

(iii) any proposal advanced publicly to seek any restructuring, recapitalization, liquidation, dissolution, exchange offer or similar transaction involving any member of the Company Group;

(iv) any “solicitation” of “proxies” (as such terms are defined or used in the proxy rules of the SEC) or consents to vote or consents to vote or otherwise with respect to any voting securities of any member of the Company Group, or make any communication exempted from the definition of “solicitation” by Rule 14a 1(1)(2)(iv) under the Exchange Act;

(v) other than pursuant to and in accordance with the rights expressly granted to the holders of the Preferred Stock in Section 9(b) of the Statement of Resolutions, any proposal advanced publicly to seek representation on the Board of any member of the Company Group or otherwise publicly seek to control or influence the management, the Board or policies of any member of the Company Group, including, without limitation, (A) any plans or proposals to change the number or term of directors or to fill any vacancies on the Board of any member of the Company Group, (B) any material change in the capitalization or dividend policy of any member of the Company Group, (C) any other material change in any member of the Company Group’s management, business or corporate structure, (D) seeking to have any member of the Company Group waive or make amendments or modifications to its organizational documents, or other actions that may impede or facilitate the acquisition of control of any member of the Company Group by any Person, (E) causing a class of securities of the Company to be delisted from, or to cease to be authorized to be quoted on, any securities exchange; or (F) causing a class of equity securities of the Company to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act;

(b) (i) call a special meeting of the holders of Voting Securities of any member of the Company Group, including without limitation by written consent, (ii) seek representation on the Board of any member of the Company Group, (iii) seek the removal of any member of the Board of any member of the Company Group that is elected by holders of Voting Securities, (iv) solicit consents from holders of Voting Securities or otherwise act or seek to act by written consent with respect to the Company Group, or (v) make a request for any list of holders of Voting Securities or other Company Group books and records; except to appoint and elect up to two directors to the Board pursuant to and in accordance with the rights expressly granted to the holders of the Preferred Stock in Section 9(b) of the Statement of Resolutions;

(c) form, join or in any way participate in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) with any third party or knowingly instigate, encourage or assist any third party to do, or enter into any discussions or agreements with any third party, in each case, with respect to, any of the actions set forth in Section 2.1(a); provided that the inclusion of GSO or any of its Affiliates in a “group” (within the meaning of Section 13(d)(3) of the Exchange Act) together solely with The Blackstone Group L.P. and/or its other Affiliates shall not constitute a breach or violation of this Section 2.1(c); provided, further that such “group” does not take any action that is restricted by this Section 2.1.

(d) take any action which is reasonably likely to cause or require GSO, the GSO Funds or any member of the Company Group to make a public announcement regarding any of the types of matters set forth in this Section 2.1; provided that any public disclosure by GSO or any of its Affiliates on Schedule 13D, Schedule 13G or otherwise pursuant to Section 16 of the Exchange Act or by any “group” (within the meaning of Section 13(d)(3) of the Exchange Act) of which GSO or any of its Affiliates are members with The Blackstone Group L.P. and/or its other Affiliates shall not constitute a breach or violation of this Section 2.1(d) if the action disclosed in such filings is otherwise permitted by this Section 2.1; or

(e) publicly disclose any intention, plan or arrangement inconsistent with this Section 2.1.

Section 2.2 Standstill Exceptions. Notwithstanding any other provision hereof, the parties hereto agree that the restrictions contained in Section 2.1 shall:

(a) not apply to purchases or sales of any securities of any member of the Company Group by any pension plan, 401(k) plan or other employee benefit plan or discretionary investment fund administered for the benefit of the directors, officers or employees of GSO, any GSO Fund or their respective Affiliates; provided, that such activities are not in connection with any intention, plan or arrangement to influence or acquire Control over any member of the Company Group’s management, Board or policies;

(b) not restrict any purchase or imputed purchase of Common Stock in settlement of bona fide hedging transactions with respect to Common Stock or Underlying Shares that are permitted in accordance with the SPA;

(c) other than as provided in Section 2.1(d), not prohibit GSO or any of the GSO Funds from privately communicating with the Board or management of the Company or privately requesting or proposing a waiver, termination or amendment of the provisions of this Agreement;

(d) subject to the restrictions set forth in Section 2.1 and Section 2.3, the Statement of Resolutions and the SPA, not limit any GSO Fund or any of its Affiliates ability to vote or transfer its Common Stock or otherwise exercise rights under its Common Stock;

(e) subject to the restrictions set forth in the SPA and the Statement of Resolutions, not limit any GSO Fund or any of its Affiliates ability to vote or transfer its Preferred Stock or otherwise take actions expressly permitted by the terms of the Statement of Resolutions; and

(f) terminate and be of no further force and effect on the Standstill Termination Date.

Section 2.3 Voting of Common Stock. During the period commencing on the date hereof and ending on the earlier of (i) the Standstill Termination Date, (ii) a Dividend Trigger Event that has not been cured within three months of the occurrence of such Dividend Trigger Event and (iii) the seventh anniversary of the Issue Date, each of the GSO Funds:

(i) shall (and shall cause its Affiliates to) take such action (including, without limitation, if applicable, through the execution of one or more written consents if shareholders of the Company are requested to vote through the execution of an action by written consent in lieu of any such annual or special meeting of shareholders of the Company) at each meeting of the shareholders of the Company (including without limitation at any adjournments or postponements thereof) as may be required so that all shares of issued and outstanding Voting Securities of the Company Beneficially Owned, directly or indirectly, by it and/or by any of its Affiliates are voted, at the election of the GSO Fund in the same manner (“for,” “against,” “withheld,” “abstain” or otherwise) as either (A) recommended by the Board of the Company to the other holders of Voting Securities of the Company or (B) consistent with, and in proportion to, the votes of the other shareholders of the Company. The foregoing provision shall also apply to the execution by such Persons of any written consent in lieu of a meeting of holders of Preferred Stock (if applicable) of the Company; and

(ii) shall, provided that notice of such meeting has been provided to the GSO Funds in accordance with Section 3.1, (and shall cause its Affiliates to) be present, in person or by proxy, at all meetings of the shareholders of the Company (including without limitation at any adjournments or postponements thereof) so that all shares of issued and outstanding Voting Securities of the Company Beneficially Owned by it or them from time to time are counted for the purposes of determining the presence of a quorum and voted in accordance with Section 2.3(b)(i) at such meetings (including without limitation at any adjournments or postponements thereof). The foregoing provision shall also apply to the execution by such Persons of any written consent in lieu of a meeting of holders of Voting Securities of the Company.

(b) Notwithstanding anything to the contrary contained herein, the GSO Funds are entering into this Agreement solely in their capacity as owner of the Securities, and nothing herein is intended to or shall limit, affect or restrict any director or officer of the GSO Funds (including any appointee or representative of any GSO Fund or any of its Affiliates to the Board of any member of the Company Group (including pursuant to the Statement of Resolutions)) to the extent acting solely either in his or her capacity as a director or officer of any member of the Company Group (including voting on matters put to such Board or any committee thereof, influencing officers, employees, agents, management or the other directors of any member of the Company Group and taking any action or making any statement at any meeting of such Board or any committee thereof) or in the exercise of his or her fiduciary duties as a director or officer of any member of the Company Group. In addition, nothing herein is intended to or shall limit, affect or restrict the GSO Fund’s right to appoint and elect up to two directors to the Board pursuant to and in accordance with the rights expressly granted to the holders of the Preferred Stock in Section 9(b) of the Statement of Resolutions.

Section 2.4 Reporting Obligations. During the period commencing on the date hereof and ending on the Standstill Termination Date, the GSO Funds shall use commercially reasonable efforts to provide the Company, promptly upon request, with all reasonably requested information with respect to the GSO Funds required by the Company to satisfy its reporting obligations under the Exchange Act or the Securities Act. Without excusing any failure by a GSO Fund to comply with the preceding sentence, if the Company does not obtain such information from a GSO Fund, the Company may rely on GSO’s public filings to satisfy the GSO Funds’ obligations under this Section 2.4.

ARTICLE III

MISCELLANEOUS

Section 3.1 Communications. All notices and other communications provided for hereunder shall be in writing and shall be given by hand delivery, electronic mail, registered or certified mail, return receipt requested, regular mail or air courier guaranteeing overnight delivery to the following addresses:

if to the Company to:

Carrizo Oil & Gas, Inc.

500 Dallas, Suite 2300

Houston, TX 77002

Attn: Law Department

Email: Gerry.Morton@carrizo.com

with a copy to (which shall not constitute notice):

Baker Botts L.L.P.

910 Louisiana Street

Houston, TX 77002

Attention: Gene Oshman

Facsimile: 713-229-1178

Email: gene.oshman@bakerbotts.com

if to the GSO Funds to:

c/o GSO Capital Partners

1111 Bagby Street, Suite #2050

Houston, Texas 77002

Attention: Robert Horn

Email: robert.horn@gsocap.com

with a copy to :

c/o GSO Capital Partners

345 Park Avenue, 31st Floor

New York, New York 10154

Email: GSOLegal@gsocap.com

           GSOValuationsGroup@gsocap.com

with a copy to (which shall not constitute notice):

Kirkland & Ellis LLP

600 Travis Street, Suite 3300

Houston, Texas 77002

Attention: John D. Pitts, P.C.

                 Doug Bacon, P.C.

                 Kimberly Hicks

Email: john.pitts@kirkland.com

           doug.bacon@kirkland.com

           kim.hicks@kirkland.com

or to such other address as may be specified in a notice given pursuant to this Section 3.1. All notices and communications shall be deemed to have been duly given: (i) at the time delivered by hand, if personally delivered; (ii) when notice is sent by the sender and the recipient has read the message, if sent by electronic mail; (iii) upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; or (iv) upon actual receipt when delivered to an air courier guaranteeing overnight delivery. The parties may change the address to which notices are to be given by giving five (5) days’ prior notice of such change in accordance herewith.

Section 3.2 Construction; Interpretation. The Sections and other headings and subheadings contained in this Agreement are solely for the purpose of reference, are not part of the agreement of the parties hereto, and shall not in any way affect the meaning or interpretation of this Agreement or any exhibit hereto. Whenever required by the context, any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns, pronouns and verbs shall include the plural and vice versa. Unless otherwise specified, all references to days or months shall be deemed to refer to a section or subsection of this Agreement. The words “hereof,” “herein” and “hereunder” and words of similar import referring to this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” shall mean “including, without limitation.” Reference to any agreement, document or instrument means such agreement, document or instrument as amended or otherwise modified from time to time in accordance with the terms thereof, and if applicable hereof. Whenever required by the context, references to a Fiscal Year shall refer to a portion thereof. The use of the words “or,” “either” and “any” shall not be exclusive. The parties hereto have participated jointly in the negotiation and drafting of this Agreement; accordingly, the language used in this Agreement shall be deemed to be the language chosen by the parties hereto to express their mutual intent, and no rule of strict construction shall be applied against any Person. If an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Wherever a conflict exists between this Agreement and any other agreement, this Agreement shall control but solely to the extent of such conflict.

Section 3.3 Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties. All of the terms, covenants and agreements contained in this Agreement are solely for the benefit of the parties hereto, and their respective successors and assigns, and no other parties (including, without limitation, any other shareholders or creditor of the Company, or any director, officer or employee of the Company) are intended to be benefitted by, or entitled to enforce, this Agreement. Notwithstanding anything to the contrary in this Agreement, the covenants under this Agreement applicable to the GSO Funds, GSO or their Affiliates shall not be binding upon any non-Affiliate transferee of the Warrants, the Common Stock, the Preferred Stock or the Underlying Shares.

Section 3.4 Assignment of Rights. No party hereto may transfer or assign any portion of its rights and obligations under this Agreement without the prior written consent of the other party hereto. Notwithstanding the foregoing, each GSO Fund may assign its rights and obligations under this Agreement without the prior approval of any other party to this Agreement to any fund or account managed, advised or sub-advised by GSO or any of its Affiliates; provided that any such assignment shall not relieve such GSO Fund of any of its obligations hereunder.

Section 3.5 Recapitalization, Exchanges, etc. Affecting the Stock. The provisions of this Agreement shall apply to the full extent set forth herein with respect to any and all interests of the Company Group or any successor or assign of any member of the Company Group (whether by merger, consolidation, sale of assets or otherwise), which may be issued in respect of, in exchange for or in substitution of, such interests, and shall be appropriately adjusted for combinations, stock or other splits, recapitalizations, pro rata distributions and the like occurring after the date of this Agreement.

Section 3.6 Aggregation of Securities. All equity securities of the Company Group held or acquired by Persons who are Affiliates of one another shall be aggregated together for the purpose of determining the availability of any rights and applicability of any obligations under this Agreement.

Section 3.7 Specific Performance. The parties agree that damages in the event of breach of this Agreement by a party hereto may be difficult, if not impossible, to ascertain, and the parties would not have any adequate remedy at law in the event that any of the provisions of this agreement were not performed in accordance with their specific terms or were otherwise breached. It is therefore agreed that, without the necessity of posting bond or other undertaking, each party, in addition to and without limiting any other remedy or right it may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach, and enforcing specifically the terms and provisions hereof, and each of the parties hereto hereby waives any and all defenses it may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief. In the event that any action or suit is brought in equity to enforce the provisions of this Agreement, no party will allege, and each party hereby waives the defense or counterclaim, that there is an adequate remedy at law. The existence of this right will not preclude any such Person from pursuing any other rights and remedies at law or in equity which such Person may have.

Section 3.8 Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Agreement. A signed copy of this Agreement delivered by facsimile, portable document format (PDF) or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Agreement. This Agreement and all of the provisions hereof shall be binding upon and effective as to each Person who (i) executes this Agreement in the appropriate space provided in the signature pages hereto notwithstanding the fact that other Persons who have not executed this Agreement may be listed on the signature pages hereto and (ii) may from time to time become a party to this Agreement by executing a counterpart of or joinder to this Agreement.

Section 3.9 Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

Section 3.10 Governing Law. This Agreement is governed by and construed and enforced in accordance with the laws of the State of Texas, without giving effect to any conflicts of law principles that would result in the application of any law other than the law of the State of Texas.

Section 3.11 Jurisdiction. Each of the parties irrevocably agrees that any legal action or proceeding with respect to this Agreement and the rights and obligations arising hereunder shall be brought and determined exclusively in the Federal courts of the United States sitting in Harris County, Texas, and any appellate court from any such Federal court, and hereby irrevocably and unconditionally agree that all claims with respect to any such claim shall be heard and determined in such Federal court, as applicable. The parties agree that a final judgment in any such claim is conclusive and may be enforced in any other jurisdiction by suit on the judgment or in any other manner provided by law. In addition, each of the parties hereby irrevocably and unconditionally agrees (1) that it is and shall continue to be subject to the jurisdiction of the Federal courts sitting in Harris County, Texas, and (2)(A) to the extent that such party is not otherwise subject to service of process in the State of Texas, to appoint and maintain an agent in the State of Texas as such party’s agent for acceptance of legal processes and notify the other parties of the name and address of such agent, and (B) to the fullest extent permitted by law, that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by the U.S. Postal Service constituting evidence of valid service, and that, to the fullest extent permitted by applicable law, service made pursuant to (2)(A) or (B) above shall have the same legal force and effect as if served upon such party personally within the State of Texas.

Section 3.12 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW THAT CANNOT BE WAIVED, EACH PARTY HEREBY IRREVOCABLY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE, CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING IN WHOLE OR IN PART UNDER, RELATED TO, BASED ON, OR IN CONNECTION WITH, THIS AGREEMENT OR THE SUBJECT MATTER HEREOF, WHETHER NOW EXISTING OR HEREAFTER ARISING AND WHETHER SOUNDING IN TORT OR CONTRACT OR OTHERWISE. ANY PARTY MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 3.12 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

Section 3.13 Severability of Provisions. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or the effectiveness or validity of any provision in any other jurisdiction, and this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein or if such term or provision could be drawn more narrowly so as not to be illegal, invalid, prohibited or unenforceable in such jurisdiction, it shall be so narrowly drawn, as to such jurisdiction, without invalidating the remaining terms and provisions of this Agreement or affecting the legality, validity or enforceability of such term or provision in any other jurisdiction.

Section 3.14 Entire Agreement; Integrated Transactions. This Agreement, the other Transaction Documents and the other agreements and documents expressly referred to herein as intended by the parties hereto as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject manner contained herein and therein. This Agreement, the other Transaction Documents and the other agreements and documents expressly referred to herein or therein supersede all prior agreements and understandings between the parties with respect to such subject matter. Each of the parties hereto acknowledges and agrees that in executing this Agreement (i) the intent of the parties in this Agreement and the other Transaction Documents shall constitute an unseverable and single agreement of the parties with respect to the transactions contemplated hereby and thereby, (ii) it waives, on behalf of itself and each of its Affiliates, any claim or defense based upon the characterization that this Agreement and the other Transaction Documents are anything other than a true single agreement relating to such matters and (iii) the matters set forth in this Section 3.14 constitute a material inducement to enter into this Agreement and the other Transaction Documents and to consummate the transactions contemplated hereby and thereby. Each of the parties hereto stipulates and agrees (i) not to challenge the validity, enforceability or characterization of this Agreement and the other Transaction Documents as a single, unseverable instrument pertaining to the matters that are the subject of such agreements, (ii) this Agreement and the other Transaction Documents shall be treated as a single integrated and indivisible agreement for all purposes, including the bankruptcy of any party and (iii) not to assert or take or omit to take any action inconsistent with the agreements and understandings set forth in this Section 3.14.

Section 3.15 No Partnership. No partnership, joint venture or joint undertaking is intended to be, or is, formed between the parties hereto or any of them by reason of this Agreement or the transactions contemplated herein.

Section 3.16 Amendment. This Agreement may be amended only by means of a written amendment signed by the Company and the GSO Funds. The Company, on the one hand, and the GSO Funds, on the other hand, may waive any obligation of the other hereunder in their sole discretion.

Section 3.17 No Presumption. In the event any claim is made by a party relating to any conflict, omission, or ambiguity in this Agreement, no presumption or burden of proof or persuasion shall be implied by virtue of the fact that this Agreement was prepared by or at the request of a particular party or its counsel.

Section 3.18 Certain Remedies Limited to Parties to Agreement. Each of the Parties hereto covenants, agrees and acknowledges that no Person other than each GSO Fund (and such GSO Fund’s transferees or assignees who are Affiliates of the GSO Funds) and the Company shall have any obligation hereunder and no liability for money damages under this Agreement shall be had against any former, current or future director, officer, employee, agent, general or limited partner, manager, member, securityholder or Affiliate of any of the GSO Funds, its Affiliates, the Non-Credit Business Blackstone Entities or the Company or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, securityholder or Affiliate of any of the foregoing (other than such transferees or assignees), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability for damages whatsoever shall attach to, be imposed on or otherwise be incurred by any former, current or future director, officer, employee, agent, general or limited partner, manager, member, securityholder or Affiliate of any of the GSO Funds or the Company or any former, current or future director, officer, employee, agent, general or limited partner, manager, member, securityholder or Affiliate of any of the foregoing (other than such transferees or assignees), as such, for any obligations of any of the GSO Funds or the Company under this Agreement or for any claim based on, in respect of or by reason of such obligation or its creation. Notwithstanding anything to the contrary herein, this Section 3.18 shall in no way limit any equitable remedies, specific performance or injunctions that any member of the Company Group or its Affiliates may seek or have against such Persons for their actions that cause a GSO Fund to violate this Agreement.

Section 3.19 Further Assurances. The Company and each of the GSO Funds shall cooperate with each other and shall take such further action and shall execute and deliver such further documents as may be reasonably requested by any other party in order to carry out the provisions and purposes of this Agreement. The GSO Funds agree that they shall not direct any Person to undermine or breach the terms and conditions set forth herein.

Section 3.20 Cumulative Remedies. The remedies provided herein are cumulative and not exclusive of any remedies provided by law.

Section 3.21 Termination. The Company may, in its sole discretion, terminate this Agreement; provided that said termination shall not affect the liability of any party for actions prior to such termination.

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IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

COMPANY:

CARRIZO OIL & GAS, INC.

By:	/s/ David L. Pitts
Name:	David L. Pitts
Title:	Vice President and Chief Financial Officer

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GSO FUNDS:

GSO COF III AIV-6 LP

By:	GSO Capital Opportunities Associates III LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its managing member

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO COF III AIV-7 LP

By:	GSO Capital Opportunities Associates III LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its managing member

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY SELECT OPPORTUNITIES FUND AIV-5 LP

By:	GSO Energy Select Opportunities Associates LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its member

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY SELECT OPPORTUNITIES FUND AIV-6 LP

By:	GSO Energy Select Opportunities Associates LLC,
its general partner

By:	GSO Holdings I L.L.C.,
its member

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY PARTNERS-A LP

By:	GSO Energy Partners-A Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY PARTNERS-B LP

By:	GSO Energy Partners-B Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY PARTNERS-C LP

By:	GSO Energy Partners-C Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY PARTNERS-C II LP

By:	GSO Energy Partners-C Associates II LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO ENERGY PARTNERS-D LP

By:	GSO Energy Partners-D Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO AIGUILLE DES GRANDS MONTETS FUND II LP

By:	GSO Capital Partners LP,
as attorney-in-fact

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO HARRINGTON CREDIT ALPHA FUND (CAYMAN) L.P.

By:	GSO Harrington Credit Alpha Associates L.L.C.,
its general partner

By:	/s/ Marisa J. Beeney
Name:	Marisa J. Beeney
Title:	Authorized Signatory

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GSO CREDIT ALPHA TRADING (CAYMAN) LP

By:	GSO Credit Alpha Associates LLC,
its general partner

By:	/s/ Marisa J. Beeney
Name: Marisa J. Beeney
Title: Authorized Signatory

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